UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2008

IMARX THERAPEUTICS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0001-33043	86-0974730
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18116 232nd NE, Woodinville, WA	98077
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 770-1259

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 13, 2008, ImaRx Therapeutics, Inc. (the “Company”) received notice from The Nasdaq Stock Market (“Nasdaq”) that pursuant to Marketplace Rule 4300, in view of the Company’s recent business dispositions, it no longer has an operating business. Consequently, trading of the Company’s common stock will be suspended at the opening of business on October 22, 2008, and a Form 25-NSE will be filed with the Securities and Exchange Commission removing the Company’s securities from listing and registration on The Nasdaq Stock Market. The Company does not intend to appeal Nasdaq’s decision.

ITEM 8.01 Other Events

On October 17, 2008, the Company issued a press release announcing the receipt of the Nasdaq Delisting Notification Letter. A copy of the press release is included as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by ImaRx Therapeutics, Inc. on October 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2008

IMARX THERAPEUTICS, INC.

/s/ KEVIN ONTIVEROS
By: Kevin Ontiveros
Vice President, Legal Affairs,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by ImaRx Therapeutics, Inc. on October 17, 2008.

4